SCHEDULE 14C INFORMATION STATEMENT

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

                           [X] Filed by the Registrant
                 [ ] Filed by a Party other than the Registrant

                           Check the appropriate box:

                      [ ] Preliminary Information Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
                      [X] Definitive Information Statement

                           China Artists Agency, Inc.

                         Commission File Number: 0-29019


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

Title of each class of securities to which transaction applies:_________________ Aggregate number of securities to which transaction applies:____________________ Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________________________________
Proposed maximum aggregate value of transaction:_________
Total fee paid:_______________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:______________________________
Form, Schedule or Registration Statement No.:____________
Filing Party:________________________________________
Date Filed:_________________________________________



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                           CHINA ARTISTS AGENCY, INC.
                    UNIT 503C, MIRAMAR TOWER, 132 NATHAN ROAD
                              TSIMSHATSUI HONG KONG


       NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

DEAR SHAREHOLDERS:

    We are writing to advise you that China Artists Agency, Inc. will change its name to China Entertainment Group, Inc. The change in name was approved on June 27, 2005, by unanimous approval of our Board of Directors. In addition, our controlling shareholder who holds a majority of our issued and outstanding common stock, approved name change by written consent in lieu of a meeting on June 27, 2005, in accordance with the relevant sections of Nevada Revised Statutes. The name change will not be effective until we amend our Articles of Incorporation by filing a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State. We intend to file the Certificate of Amendment twenty days after this information statement is first mailed to our shareholders.

    Our purpose in changing our name reflects the determination by our Board of Directors that it is in our best interests and desirable to change our name to reflect the nature of our operations. We hope that such a change will better reflect our business operations, improve name recognition of the company and increase the total value of the corporation to our investors.

    No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934. This information statement is being mailed to you on or about July 12, 2005.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


By order of the Board of Directors,



/s/ Tang Chien Chang
--------------------------------
Tang Chien Chang
President and Chief Executive Officer

Tsimshatsui Hong Kong
June 27, 2005

                           CHINA ARTISTS AGENCY, INC.
                    UNIT 503C, MIRAMAR TOWER, 132 NATHAN ROAD
                              TSIMSHATSUI HONG KONG

                  INFORMATION STATEMENT REGARDING ACTION TAKEN
                 BY WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS

We are furnishing this shareholder information statement to you to provide you with information and a description of an action taken by written consent of our majority shareholders, on June 27, 2005, in accordance with the relevant Sections of the Nevada Revised Statutes. This action was taken by our officers and directors who own in excess of the required majority of our outstanding stock necessary for the adoption of the action.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement is being mailed on or about July 12, 2005 to shareholders of record on June 20, 2005. The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

GENERAL

On June 27, 2005, our Board of Directors unanimously approved, subject to shareholder approval, an amendment to our Articles of Incorporation to change our name to China Entertainment Group, Inc. On June 27, 2005, our controlling shareholder who owns in excess of the required majority of our outstanding stock necessary for the adoption of the action, approved the name change by action taken by written consent. The full text of the proposed amendment to the Articles of Incorporation is attached hereto as Exhibit A.

PURPOSE OF NAME CHANGE

Our purpose in changing our name to China Entertainment Group, Inc., reflects the determination by our Board of Directors that it is in our best interests and desirable to change our name to reflect the nature of our operations. We hope that such a change will better reflect our business operations, improve name recognition of the company and increase the total value of the corporation to our investors.

PROCEDURE FOR APPROVAL OF NAME CHANGE; VOTE REQUIRED

The Nevada Revised Statutes requires that, in order for us to amend our Articles of Incorporation, such amendment must be approved by our Board of Directors and approved by a majority of the outstanding shares entitled to vote. The Nevada Revised Statutes also provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

On June 20, 2005, the record date for determination of the shareholders entitled to receive this Information Statement, there were 128,963,402 shares of common stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. We needed the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the name change. Our Board, by its unanimous written consent, adopted resolutions approving an amendment to our Articles of Incorporation to change the name of the corporation. By action of written consent, dated June 27, 2005, a single shareholder who holds a majority of the shares of the issued and outstanding shares of our common stock, or 85% of the issued and outstanding shares of our common stock, approved the name change.

EFFECTIVE DATE OF AMENDMENT

The amendment to our Articles of Incorporation will become effective upon the filing with the Nevada Secretary of State of the Certificate of Amendment to our Articles of Incorporation, attached hereto as Exhibit A. We intend to file the Certificate of Amendment twenty days after this Information Statement is first mailed to shareholders.

EFFECT ON CERTIFICATES EVIDENCING SHARES OF CHINA ARTISTS AGENCY, INC. COMMON STOCK

The change in name will be reflected in its stock records by book-entry in China Artists Agency, Inc.'s records. For those shareholders that hold physical certificates, please do not destroy or send to China Artists Agency, Inc. your stock certificates. Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you.

DISSENTER'S RIGHTS

The Nevada Revised Statutes do not provide for dissenters' right of appraisal in connection with the name change.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed name change, which is not shared by all other shareholders of China Artists Agency, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of June 20, 2005, except as noted in the footnotes below, by:

   o Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;
   o   Each of our executive officers;
   o   Each of our directors; and
   o   All of our executive officers and directors as a group.

    Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of June 20, 2005, are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of June 20, 2005, there were 128,963,402 shares of our common stock were issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder's name, subject to community property laws, where applicable. The address of each shareholder is listed in the table

======================= =========================================== ================================== ==================
    TITLE OF CLASS                   NAME AND ADDRESS                       AMOUNT AND NATURE          PERCENT OF CLASS
                                   OF BENEFICIAL OWNER                     OF BENEFICIAL OWNER                (4)

----------------------- ------------------------------------------- ---------------------------------- ------------------
Common Stock            Chen Ming Yin, Tiffany (1)                      no shares directly owned,
                        Unit 503C Miramar Tower
                        132 Nathan Road, Tsimshatsui Kowloon,
                        Hong Kong                                               director                      0%
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Tang Chien Chang(1)
Common Stock            Unit 503C Miramar Tower                      no shares directly owned, chief
                        132 Nathan Road, Tsimshatsui Kowloon,              executive officer,
                        Hong Kong                                               director                      0%
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Wong Shuk Han, Dorothy
Common Stock            Unit 503C Miramar Tower                             no shares owned,
                        132 Nathan Road, Tsimshatsui Kowloon,           chief financial officer,
                        Hong Kong                                               secretary                     0%
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Imperial International Limited (2)
Common Stock            Unit 503C Miramar Tower
                        132 Nathan Road, Tsimshatsui Kowloon,
                        Hong Kong                                          109,623,006 shares                81.1%
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Orient Financial Services Limited (3)
Common Stock            18/Fl 1 International Finance Ctr
                        1 Harbourview, Central
                        Hong Kong                                           6,809,524 shares                 5.0%
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        All directors and named executive               no shares directly owned              0%
Common Stock            officers as a group
======================= =========================================== ================================== ==================
(1) Chen Ming Yin, Tiffany, is a direct 2.44% shareholder of China Star Entertainment Limited, ("China
    Star"), which is an indirect 49% owner of Together Again Limited ("Together Again"). Tang Chien Chang
    is indirectly a 50% owner of Colima Enterprises Limited ("Colima"), a 51% owner of Together Again.
    Imperial International Limited is 100% owned by Together Again. Imperial International Limited is anticipated to own approximately 85% of Interactive Marketing.
(2) Imperial International Limited is 100% owned by Together Again. Together Again is 51% owned by Colima, whose directors are Tang Chien Chang and Kim Min Sup, Mark. Colima is 50% owned by Stylish Century
    Enterprises, Inc., ("Stylish") whose director is Kim Min Sup, Mark; Stylish is 100% owned by Mantex
    Holdings Limited, whose owner and director is Kim Min Sup, Mark. Colima is 50% owned by Givon
    Enterprises Corp., ("Givon") whose director is Tang Chien Chang; Givon is 100% owned by Chartwell
    Overseas Limited ("Chartwell"), whose owner and director is Tang Chien Chang. Together Again is 49%
    owned by China Star, listed on the Main Board of The Stock Exchange of Hong Kong Limited. China Star is
    2.44% owned directly by Ms. Chen Ming Yin, Tiffany; 13.39% owned by Porterstone Limited
    ("Porterstone"); 4.74% owned by Mr. Heung Wah Keung, and 6.09% owned by Dorest Company Limited
    ("Dorest"). Dorest is 100% owned by Glenstone Investments Limited ("Glenstone"); Glenstone is 40% owned by Mr. Heung Wah Kueng, and 60% owned by Porterstone.
(3) Messrs. Nils Ollquist and David Sih are the directors and shareholders of Orient Financial Services
    Ltd. (4) Figures may vary slightly due to rounding.

                                    Exhibit A

                            Certificate of Amendment
                       (Pursuant to NRS 78.385 and 78.390)

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.       Name of corporation: China Artists Agency, Inc.

2. The articles have been amended as follows (provide article numbers, if available): FIRST: The name of this corporation is China Entertainment Group, Inc.
3. The vote by which the stockholders holding such shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 85%

4.       Effective date of filing  (optional):_________________________________
                                             (must not be later than 90 days
                                             after the certificate is filed)

5.       Officer Signature (required):  /s/ Tang Chien Chang

     *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

     IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.